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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT




                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report: May 14, 1998



                          Robotic Vision Systems, Inc.
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             (Exact name of registrant as specified in its charter)



        Delaware                      0-8623                  11-2400145
        --------                      ------                  ----------
    (State or other                 (Commission              (IRS Employer
    jurisdiction of                 File Number)            Identification No.)
    incorporation)

425 Rabro Drive, East Hauppauge, New York                         11788
-----------------------------------------                         -----
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number including area code: (516) 273-9700

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

            On May 14, 1998, the Board of Directors of Robotic Vision Systems, Inc. (the "Company") approved a stockholder rights plan. The plan is intended to deter coercive or partial offers which will not provide fair value to all stockholders and enhance the Board's ability to represent all stockholders and thereby maximize stockholder values.

            Pursuant to the Rights Agreement between the Company and American Stock Transfer & Trust Co., as Rights Agent (the "Rights Agreement"), one Right will be issued for each outstanding share of common stock, par value .01 per share, of the Company ("Common Stock") on May 26, 1998. Each of the Rights will entitle the registered holder to purchase from the Company one-third of a share of Common Stock, at a price of $18.00 per one-third of a share. The Rights generally will not become exercisable unless and until, among other things, any person acquires 15% or more of the outstanding Common Stock. The Rights are redeemable under certain circumstances at $.005 per Right and will expire, unless earlier redeemed or extended, on May 26, 2008.

            The description and terms of the new Rights are set forth in the Rights Agreement, a copy of which is filed herewith and is incorporated herein by reference.

            On May 14, 1998, the Board also approved two amendments to the By-laws of the Company which (i) increase to a majority the percentage of outstanding shares necessary to call a special meeting of stockholders and (ii) establish certain procedures for the setting of a record date with respect to the use of written consents to authorize stockholder action in lieu of a meeting of stockholders.

             A copy of the By-laws as amended to date is filed herewith and are incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No. Exhibit

      3.1   By-laws of the Company as amended to date.


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      4.1   Rights Agreement, dated as of May 14, 1998, between Robotic Vision
            Systems, Inc. and American Stock Transfer & Trust Co., which includes as Exhibit A thereto, the Form of Rights Certificate.


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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               ROBOTIC VISIONS SYSTEMS, INC.



                               By: /s/ Ira Roxland
                                   -------------------------------
                                   Name: Ira Roxland
                                   Title:   Assistant Secretary


Date:  May 20, 1998


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                                INDEX TO EXHIBITS


  Exhibit No.    Exhibit
  -----------    -------
      3.1        By-laws of the Company as amended to date

      4.1        Rights Agreement, dated as of May 14, 1998, between Robotic
                 Vision Systems, Inc. and American Stock Transfer & Trust Co., which includes as Exhibit A thereto, the Form of Rights
                 Certificate


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